UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐     Soliciting Material under §240.14a-12

Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒     No fee required

☐     Fee paid previously with preliminary materials

☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
DELL TECHNOLOGIES INC.
2023 Annual Meeting
Submit Your Proxy by June 19, 2023
11:59 p.m. Eastern Time
DELL TECHNOLOGIES INC.
ONE DELL WAY
ROUND ROCK, TX 78682
V06407-P90843-Z84682
You invested in DELL TECHNOLOGIES INC. and it’s time to vote or submit your proxy!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2023.
Get informed before you vote or submit your proxy
View the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy materials by requesting them prior to June 6, 2023. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless you request the materials, you will not otherwise receive a paper or email copy.
For complete information and to submit your proxy, visit www.ProxyVote.com
Control #
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Vote Virtually at the Meeting*
June 20, 2023
12:00 p.m. Central Time
Virtually at:
www.virtualshareholdermeeting.com/DELL2023
You may use www.ProxyVote.com or scan the QR code above to submit your proxy until 11:59 p.m. Eastern Time on Monday, June 19, 2023.
*Please check the proxy materials for any special requirements for meeting attendance.
V1.1

Submit your proxy at www.ProxyVote.com
THIS IS NOT A BALLOT
You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see previous page).
We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy or attending the meeting and voting.
A complete list of stockholders entitled to vote at the annual meeting is available to any stockholder for examination online during the annual meeting. To access it during the meeting, visit www.virtualshareholdermeeting.com/DELL2023 and enter the control number printed in the box labeled “Control #” (located on the previous page).
See the previous page to obtain proxy materials and instructions for submitting your proxy or attending the meeting and voting.
Voting Items
Board Recommends
1. Election of Group I Directors
Nominees:
01) Michael S. Dell
02) David W. Dorman
03) Egon Durban
04) David Grain
05) William D. Green
06) Simon Patterson
07) Lynn Vojvodich Radakovich
Election of Group IV Director
Nominee:
08) Ellen J. Kullman For
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered public accounting firm for fiscal year ending February 2, 2024 For
3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers as disclosed in the proxy statement For
4. Advisory vote on whether Dell Technologies Inc. should hold an advisory vote by stockholders to approve the compensation of Dell Technologies Inc.’s named executive officers every 1 year, every 2 years or every 3 years Year
5. Adoption of the Dell Technologies Inc. 2023 Stock Incentive Plan For
NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
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